AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


         Amendment to  Employment  Agreement  entered into as of the 27th day of
January,   1999  between  HydroChem  Industrial   Services,   Inc.,  a  Delaware
corporation ("Employer"), and Gary Noto, an individual (the "Employee").

         WHEREAS, Employer, as the successor and assignee of Hydro Environmental Services Limited Partnership, a Delaware limited partnership, and Employee are parties to an Employment Agreement dated as of November 1, 1992 (the "Employment Agreement"); and

         WHEREAS, Employer and Employee desire to amend the Employment Agreement as hereinafter provided;

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. At the beginning of the last line in section 5 (a)(ii) of the Employment Agreement, the word "six" shall be deleted and the word "twelve" shall be substituted therefor.

         2. Immediately after the last word in clause (i) in the last paragraph of section 5 (a) of the Employment Agreement, the phrase "which failure is not corrected within thirty (30) days after receipt of written notice thereof" shall be added.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first hereinabove set forth.


EMPLOYER:

HYDROCHEM INDUSTRIAL SERVICES, INC.

By:
         /s/ B. Tom Carter, Jr.
         ---------------------------------------
         B. Tom Carter, Jr., Chairman and
         Chief Executive Officer


EMPLOYEE:


         /s/ Gary Noto
         ---------------------------------------
         Gary Noto